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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------

                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-15864                  95-4091769
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


          455 South Gulph Road
               Suite 300
     King of Prussia, Pennsylvania                         19406-9564
    --------------------------------                       ----------
    (Address of principal executive                        (Zip Code)
                offices)


        Registrants telephone number, including area code: (484) 679-2200
                                                           --------------

                                 Not applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure

     On August 14, 2002, each of the Principal Executive Officer, Marco A. Emrich, and Principal Financial Officer, William K. Williams, of SEDONA Corporation submitted to the Securities Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     Copies of these statements are attached hereto at Exhibits 99.1 and 99.2.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEDONA CORPORATION


Date: August 14, 2002             By: /s/ William K. Williams
                                      ------------------------------------------
                                      William K. Williams
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

        Attached as exhibits to this form are the documents listed below:


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Exhibit           Document
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
99.1              Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2              Statement Under Oath of Principal Financial Officer dated August 14, 2002

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